                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2005


                            The Lamson & Sessions Co.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Ohio                         1-313                34-0349210
--------------------------------------------------------------------------------
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)


     25701 Science Park Drive, Cleveland, Ohio                  44122-7313
    ---------------------------------------------            ----------------
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: (216) 464-3400
                                                            --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On April 13, 2005, The Lamson & Sessions Co. (the "Company") issued a press release announcing its estimates for net sales for the first quarter of 2005 and updating its earnings estimates for the first quarter of 2005. The Company also announced that it has concluded its assessment of possible strategic alternatives available to the Company, which it had previously announced in October 2004. A copy of the press release issued by the Company on April 13, 2005 is included as Exhibit 99.1 hereto and incorporated herein by reference.

         This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

                  Number                  Exhibit

                  99.1                    Press release, dated April 13, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE LAMSON & SESSIONS CO.

                                    By: /s/ James J. Abel
                                    --------------------------------------------
                                    Name:  James J. Abel
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


Dated:  April 15, 2005

                                INDEX TO EXHIBITS

NUMBER           EXHIBIT
------           -------
 99.1            Press release, dated April 13, 2005
